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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: AUGUST 12, 1999



                           FIRST NATIONAL CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                        COMMISSION FILE NUMBER: 001-12669



         SOUTH CAROLINA                                   57-0799315
-------------------------------                ---------------------------------
(STATE OR OTHER JURISDICTION OF                (IRS EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

                         950 JOHN C. CALHOUN DRIVE, S.E.
                        ORANGEBURG, SOUTH CAROLINA 29115
          ------------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (803) 534-2175
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective July 31, 1999, First National Corporation, a South Carolina corporation ("First National"), consummated the merger (the "Merger") of FirstBancorporation, Inc., a South Carolina corporation ("FirstBancorporation"), with and into First National pursuant to the terms of the Merger Agreement, dated as of March 4, 1999, between First National and FirstBancorporation (the "Merger Agreement"). Under the terms of the Merger Agreement, each shareholder of FirstBancorporation received 1.222 shares of common stock, par value $2.50 per share, of First National ("FNC Stock") for each share of the common stock, par value $.01 per share, of FirstBancorporation ("FirstBancorporation Stock") outstanding immediately prior to the effective time of the Merger. First National has agreed to pay cash in lieu of fractional shares of FNC Stock that otherwise would be issued in the Merger. Immediately prior to the effective time of the Merger, there were 976,666 shares of FirstBancorporation Stock issued and outstanding. The consideration paid by First National in the Merger was determined through arms' length negotiations between First National and FirstBancorporation. The Merger Agreement is incorporation herein by reference from First National's Registration Statement on Form S-4 (File No. 333-80047) and is listed herein as Exhibit 2. The foregoing description of the Merger Agreement is qualified in its entirety by reference to such exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) The following unaudited interim financial statements of FirstBancorporation, Inc. are filed as Exhibit 99(a) to this Current Report on Form 8-K:

            Balance Sheets at March 31, 1999 and December 31, 1998 (Unaudited) Consolidated Statements of Income for the Periods Ended March 31,
               1999 and 1998 (Unaudited)
            Consolidated Statements of Changes in Stockholders' Equity for
               the Three Months Ended March 31, 1999 and March 31, 1998 (Unaudited)
            Statements of Cash Flows for the Periods Ended March 31, 1999 and
               1998 (Unaudited)
            Notes to Consolidated Financial Statements

         The following audited annual financial statements of FirstBancorporation, Inc. are filed as Exhibit 99(b) to this Current Report on Form 8-K:

            Independent Auditors' Report
            Consolidated Balance Sheets at December 31, 1998 and 1997 Consolidated Statements of Income for the Years Ended December 31,
                1998, 1997 and 1996
            Consolidated Statements of Changes in Stockholders' Equity for
                the Years Ended December 31, 1998, 1997 and 1996
            Consolidated Statements of Cash Flows for the Years Ended December
                 31, 1998, 1997 and 1996
            Notes to Consolidated Financial Statements




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(b)      The following unaudited pro forma financial information with regard to the merger of FirstBancorporation, Inc. with and into First National Corporation is filed as Exhibit 99(c) to this Current Report on Form 8-K:

           Pro Forma Combined Condensed Balance Sheet as of March 31, 1999
              (Unaudited)
           Pro Forma Combined Condensed Statement of Income for the Three
              Months Ended March 31, 1999 (Unaudited)
           Pro Forma Combined Condensed Statement of Income for the Year Ended
              December 31, 1998 (Unaudited)
           Pro Forma Combined Condensed Statement of Income for the Year Ended
              December 31, 1997 (Unaudited)
           Pro Forma Combined Condensed Statement of Income for the Year Ended
              December 31, 1996 (Unaudited)
           Notes to the Unaudited Pro Forma Combined Condensed Financial
              Information

(c)      Exhibits.

         The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.               Description
-------           -----------

2 Merger Agreement, dated as of March 4, 1999, between First National Corporation and FirstBancorporation, Inc. (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus included in First National Corporation's Registration Statement on Form S-4 (file no. 333-80047))

23                Independent Auditors' Consent

99(a)             Unaudited Interim Financial Statements of FirstBancorporation,
                  Inc.

99(b)             Audited Annual Financial Statements of FirstBancorporation,
                  Inc.

99(c)             Pro Forma Financial Information



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           First National Corporation


Date:    August 12, 1999                   By: /s/ W. Louis Griffith
                                               --------------------------------
                                               W. Louis Griffith
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

    23                     Independent Auditors' Consent

    99(a)                  Unaudited Interim Financial Statements of
                           FirstBancorporation, Inc.


    99(b)                  Audited Annual Financial Statements of
                           FirstBancorporation, Inc.


    99(c)                  Pro Forma Financial Information